Exhibit 99.1

Zebra Technologies Names Bill Burns as Next Chief Executive Officer
Anders Gustafsson will continue to serve as CEO until March 1, 2023 when he becomes Executive Chair of the Zebra Board of Directors; Company reaffirms 2022 financial outlook
LINCOLNSHIRE, Ill. – Dec. 8, 2022 – Zebra Technologies Corporation (NASDAQ: ZBRA), an innovator at the front line of business with solutions and partners that deliver a performance edge, today announced Zebra’s Chief Product & Solutions Officer Bill Burns will become the company’s next CEO and a member of the Zebra Board of Directors; Anders Gustafsson will transition from his role as CEO to become Executive Chair of the Zebra Board of Directors.
“This leadership transition is the successful culmination of the Board of Directors’ multi-year succession planning process,” said Michael Smith, Zebra’s Board Chair. As part of these leadership changes which will all be effective on March 1, 2023, Smith will become Zebra’s Lead Independent Director.
Burns has more than 30 years of experience in the technology sector and has served as CEO at two other companies prior to joining Zebra. Throughout his career, he has maintained a strong focus on culture, talent, and innovation. Burns has been an integral part of Zebra’s Executive Leadership Team for the past seven years and has served in his current role as Zebra’s Chief Product & Solutions Officer for nearly five years. During this time, Burns has extended Zebra’s market share leadership and profitability across its core businesses while entering adjacent and expansion markets, delivered on the company’s Enterprise Asset Intelligence vision, and strengthened Zebra’s strategic relationships with its customers and partners.
“The need to digitize operations remains a strategic focus for our customers globally. Now more than ever, our customers need our solutions to improve workflows across their broader supply chains,” said Anders Gustafsson, Chief Executive Officer, Zebra Technologies. “Bill is the right leader to continue to advance our vision and further elevate Zebra as a trusted advisor to our customers and partners in our vibrant core as well as our high-growth adjacent and expansion markets.”
After a remarkable 15 years as Zebra’s CEO, Gustafsson has been appointed to lead the Zebra Board of Directors as Executive Chair. Gustafsson is only the second Zebra CEO in its more than 50-year history. He has transformed Zebra into the global leader in its core markets while positioning the company in attractive adjacent and expansion markets. He has developed a strong bench of talent who will continue to advance the company’s vision of Enterprise Asset Intelligence, helping ensure every front-line worker and asset at the edge is visible, connected and fully optimized.
“Anders has created a strong, inclusive culture based on our company values. I am committed to building on this momentum to attract, develop and retain the best talent globally,” said Bill Burns, Chief Product & Solutions Officer, Zebra Technologies. “I look forward to driving Zebra’s continued growth and further advancing our strategic vision. I’m excited about the future and the opportunities to continue to support our customers as they digitize and automate their environments.”
Prior to joining Zebra, Burns served as CEO of Embrane, a Silicon Valley-based venture capital backed startup which was acquired by Cisco. Previously, he served as CEO of Spirent Communications, a global leader in test and measurement solutions publicly traded on the London Stock Exchange. Burns has also held various executive and sales leadership roles at Tellabs, Inc.
As part of this management transition announcement, the company is reaffirming the financial outlook provided in its Nov. 1 earnings press release.
ABOUT ZEBRA TECHNOLOGIES
Zebra (NASDAQ: ZBRA) empowers organizations to thrive in the on-demand economy by making every front-line worker and asset at the edge visible, connected and fully optimized. With an ecosystem of more than 10,000 partners across more than 100 countries, Zebra serves customers of all sizes – including 86% of the Fortune 500 – with an award-winning portfolio of hardware, software, services and solutions that digitize and automate workflows. Supply chains are more dynamic, customers and patients are better served, and workers are more engaged when they utilize Zebra innovations that help them sense, analyze and act in real time.  Zebra recently expanded its industrial automation portfolio with its Fetch Robotics acquisition and increased its machine vision and AI software capabilities with the acquisitions of Adaptive Vision, antuit.ai and Matrox Imaging. Zebra is #42 on Newsweek’s list of America’s Most Loved Workplaces, #42 on Fast Company’s list of the Best Workplaces for Innovators and #79 on Forbes’ list of America’s 500 Best Midsize Employers. Learn more at www.zebra.com or

Exhibit 99.1

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FORWARD-LOOKING STATEMENTS
This press release contains forward-looking statements, as defined by the Private Securities Litigation Reform Act of 1995, including, without limitation, the statements regarding the company’s outlook. Actual results may differ from those expressed or implied in the company’s forward-looking statements. These statements represent estimates only as of the date they were made. Zebra undertakes no obligation, other than as may be required by law, to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason after the date of this release.
These forward-looking statements are based on current expectations, forecasts and assumptions and are subject to the risks and uncertainties inherent in Zebra’s industry, market conditions, general domestic and international economic conditions, and other factors. These factors include customer acceptance of Zebra’s offerings and competitors' offerings and the potential effects of emerging technologies and changes in customer requirements. The effect of global market conditions, and the availability of credit and capital markets volatility may have adverse effects on Zebra, its suppliers and its customers. In addition, natural disasters, man-made disasters, public health issues (including pandemics), and cybersecurity incidents may have negative effects on our business and results of operations. Our ability to purchase sufficient materials, parts, and components, as well as our ability to provide services, software and products to meet customer demand could negatively impact our results of operations and customer relationships. Profits and profitability may be affected by Zebra’s ability to control manufacturing and operating costs. Because of its debt, interest rates and financial market conditions may also have an impact on results. Foreign exchange rates, customs duties and trade policies may have an effect on financial results because of the large percentage of our international sales. The impacts of changes in foreign and domestic governmental policies, regulations, or laws, as well as the outcome of litigation or tax matters in which Zebra may be involved are other factors. The success of integrating acquisitions could also affect profitability, reported results and the company’s competitive position in its industry. These and other factors could have an adverse effect on Zebra’s sales, gross profit margins and results of operations and increase the volatility of our financial results. When used in this release and documents referenced, the words “anticipate,” “believe,” “outlook,” and “expect” and similar expressions, as they relate to the company or its management, are intended to identify such forward-looking statements, but are not the exclusive means of identifying these statements. Descriptions of the risks, uncertainties and other factors that could affect the company’s future operations and results can be found in Zebra’s filings with the Securities and Exchange Commission, including the company’s most recent Form 10-K and Form 10-Q.
Investor Contact:
Michael Steele, CFA, IRC
Zebra Technologies
+ 1-847-793-6707
msteele@zebra.com
Media Contact:
Therese Van Ryne
Zebra Technologies
+1-847-370-2317
therese.vanryne@zebra.com

Industry Analyst Contact:

Kasia Fahmy
Zebra Technologies
+1-224-306-8654
k.fahmy@zebra.com
ZEBRA and the stylized Zebra head are trademarks of Zebra Technologies Corp., registered in many jurisdictions worldwide. All other trademarks are the property of their respective owners. ©2022 Zebra Technologies Corp. and/or its affiliates.